SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Energy Services of America Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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Energy Services of America Corporation
100 Industrial Lane
Huntington, West Virginia 25702

July 02, 2010

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Energy Services of America Corporation.  The Annual Meeting will be held at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia 25701 at 1:00 p.m., local time, on August 11, 2010.

The enclosed Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.  During the Annual Meeting we will also report on the operations of Energy Services of America Corporation. Directors and officers will be present to respond to any questions that stockholders may have.  Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.

The business to be conducted at the Annual Meeting consists of the election of ten (10) directors to the Board of Directors, the ratification of our independent registered public accounting firm and the approval of the Energy Services of America Corporation Long Term Incentive Plan.  The Board of Directors has determined that the matters to be considered at the Annual Meeting is in the best interests of Energy Services of America Corporation and our stockholders.  For the reasons set forth in the Proxy Statement, the Board of Directors recommends a vote “FOR” the election of directors.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.  Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Marshall T. Reynolds
Marshall T. Reynolds
Chairman of the Board

Energy Services of America Corporation
100 Industrial Lane
Huntington, West Virginia 25702
(304) 399-6315

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On August 11, 2010

Notice is hereby given that the Annual Meeting of Stockholders of Energy Services of America Corporation will be held at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia 25701 at 1:00 p.m., local time, on August 11, 2010.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is being held for the purpose of considering and acting upon:

1.	the election of ten (10) directors to the Board of Directors;
2.	the ratification of our independent registered public accounting firm; and
3.	the approval of the Energy Services of America Corporation Long Term Incentive Plan.

We will also consider such other matters as may properly come before the Annual Meeting or any adjournments thereof.  The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which the Annual Meeting may be adjourned.  Stockholders of record at the close of business on June 25, 2010 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

A list of stockholders entitled to vote at the Annual Meeting will be available at our main office located at 100 Industrial Lane, Huntington, West Virginia 25702 for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.  A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.  HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER FOR YOU TO VOTE IN PERSON AT THE ANNUAL MEETING.

Our proxy statement, annual report to shareholders on Form 10-K and proxy card are available on the internet at www.energyservicesofamerica.com.

By Order of the Board of Directors

/s/ Larry A. Blount
Larry A. Blount
Huntington, West Virginia	Corporate Secretary
July 02, 2010

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE ENERGY SERVICES OF AMERICA CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES.  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

Energy Services of America Corporation
100 Industrial Lane
Huntington, West Virginia 25702
(304) 399-6315

ANNUAL MEETING OF STOCKHOLDERS
August11, 2010

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Energy Services of America Corporation to be used at the Annual Meeting of Stockholders, which will be held at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia 25701 on August 11, 2010, at 1:00 p.m., local time, and all adjournments of the Annual Meeting.  The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about July 02, 2010.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below.  Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.  Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon.  Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting.  Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

Proxies may be revoked by sending written notice of revocation to our Corporate Secretary at the address shown above, delivering to us a duly executed proxy bearing a later date, or attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

VOTING SECURITIES AND VOTING PROCEDURES

Holders of record of our common stock, par value $0.0001 per share, as of the close of business on June 25, 2010  are entitled to one vote for each share then held, except as described below.  As of the record date, we had 12,092,307 shares outstanding and entitled to vote. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Broker non-votes and proxies marked ABSTAIN will be counted for purposes of determining whether a quorum is present.  In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the ten (10) nominees proposed by the independent directors acting as the nominating committee of the Board of Directors or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed.  Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Each share of common stock is entitled to one vote.

As to the ratification of our independent public accounting firm and the approval of the Energy Services of America Corporation Long-Term Incentive Plan, shareholders will have the opportunity to vote “FOR” or “AGAINST” the proposal or to vote “ABSTAIN”.  Each of these proposals must be approved by a majority of the votes cast without regard to broker non-votes.

Proxies solicited hereby will be returned to us and will be tabulated by an inspector of election designated by the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups who beneficially own in excess of five percent of our common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership.  The following table sets forth, as of the record date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than five percent of our outstanding shares of common stock, as well as the shares owned by our directors, nominees and executive officers as a group.

	Amount of Shares
	Owned and Nature	Percent of Shares
Name and Address of	of Beneficial	of Common Stock
Beneficial Owners	Ownership(1)	Outstanding

All Directors, Nominees and Executive Officers	7,931,857	50.39%
as a Group (11 persons)

Principal Stockholders:

Marshall T. Reynolds	4,661,864(2)	30.20%
100 Industrial Lane,
Huntington, West Virginia 25702

Edsel R. Burns	861,415(3)	7.08%
100 Industrial Lane,
Huntington, West Virginia 25702

Douglas V. Reynolds	1,284,815(4)	10.56%
100 Industrial Lane,
Huntington, West Virginia 25702

(1)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2)	Based upon Schedule 13D/A, dated August 8, 2008, filed on behalf of Marshall T. Reynolds.
(3)	Based upon Schedule 13D/A, dated August 8, 2008, filed on behalf of Edsel R. Burns.
(4)	Based upon Schedule 13D, dated August 8, 2008, filed on behalf of Douglas V. Reynolds.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors currently is composed of ten members. Under our bylaws, all of our directors are elected annually.  Directors are generally elected to serve for a one-year period and until their respective successors have been elected and shall qualify. The independent members of the Board of Directors has nominated to serve as directors each of the nominees listed in the table below, each of whom is currently a member of the Board of Directors and each of whom has been nominated to serve for a one-year period and until his successor has been elected and shall qualify.

The table below sets forth certain information regarding the composition of our Board of Directors, including the terms of office of board members.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below.  If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend.  At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected.  Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. None of the shares beneficially owned by directors, executive officers or nominees to the Board of Directors have been pledged as security or collateral for any loans.

Names and Address (1)	Age(2)	Positions Held	Director Since	Current Term to Expire	Shares of Common Stock Beneficially Owned on Record Date (3)		Percent of Class
Directors/Nominees:

Marshall T. Reynolds	74	Chairman and Director	2006	2009	4,661,864	(4)	30.20%

Edsel R. Burns	59	President, Chief Executive officer and Director	2006	2009	861,415	(6)	7.08%

Larry A. Blount	61	Secretary/Treasurer, Chief Financial Officer	n/a	n/a	—		—

Jack M. Reynolds	45	Director	2006	2009	506,924	(5)	4.17%

Neal W. Scaggs	74	Director	2006	2009	431,415	(7)	3.55%

Joseph L. Williams	65	Director	2006	2009	184,424	(8)	1.52%

Richard M. Adams, Jr.	42	Director	2008	2009	2,500		— *

Keith Molihan	68	Director	2008	2009	—		—

Douglas Reynolds	34	Director	2008	2009	1,284,815		10.56%

Eric Dosch	32	Director	2008	2009	750		— *

James Shafer	67	Director	2008	2009	9,800		— *

All Directors and Executive Officers as a Group (11 persons)					7,931,857	(9)	65.6%

*	Less than 1%.
(1)	The mailing address for each person listed is 100 Industrial Lane, Huntington, West Virginia 25702.
(2)	As of June 4, 2010.
(3)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(4)	Includes 3,342,303 shares underlying warrants exercisable within 60 days from the record date.
(5)	Includes 76,924 shares underlying warrants exercisable within 60 days from the record date.
(6)	Includes 76,924 shares underlying warrants exercisable within 60 days from the record date.
(7)	Includes 76,924 shares underlying warrants exercisable within 60 days from the record date.
(8)	Includes 76,924 shares underlying warrants exercisable within 60 days from the record date.
(9)	Includes shares underlying warrants exercisable within 60 days from the record date.

Directors and Executive Officers

The principal occupation during the past five years of each director and executive officer is set forth below.  All directors and executive officers have held their present positions since our inception unless otherwise stated.

Marshall T. Reynolds has served as Chairman of the Board of Directors since our inception. Mr. Reynolds has served as Chief Executive Officer and Chairman of the Board Directors of Champion Industries, Inc., a commercial printer, business form manufacturer and supplier of office products and furniture, from 1992 to the present, and sole stockholder from 1972 to 1993; President and General Manager of The Harrah & Reynolds Corporation, from 1964 (and sole stockholder since 1972) to present; Chairman of the Board of Directors of Portec Rail Products, Inc.; Chairman of the Board of Directors of the Radisson Hotel in Huntington, West Virginia; and Chairman of the Board of Directors of McCorkle Machine and Engineering Company in Huntington, West Virginia. Mr. Reynolds also serves as a Director of The Adams National Bank in Washington, D.C.; Chairman of the Board of Directors of First Guaranty Bank in Hammond, Louisiana; and Chairman of the Board of Directors of Premier Financial Bancorp, Inc. in Huntington, West Virginia. Mr. Reynolds is the father of Jack Reynolds and Douglas Reynolds.

Jack M. Reynolds served as President, Chief Financial Officer and a member of our Board of Directors since our inception to September 2008.  Mr. Reynolds has been a Vice President of Pritchard Electric Company since 1998.  Pritchard is an electrical contractor providing electrical services to both utility companies as well as private industries.  Mr. Reynolds also serves as a Director of Citizens Deposit Bank of Vanceburg, Kentucky.  Mr. Reynolds is the son of Marshall Reynolds and the brother of Douglas Reynolds.

Edsel R. Burns has been a Director since our inception and has served as President of the Company since September 2008.  Mr. Burns has been President and Chief Executive Officer of C. J. Hughes Construction Company, Inc., a wholly owned subsidiary of the Company, from September of 2002 to November 2008.  C. J. Hughes is an underground utility construction company specializing in gas and water line replacement as well as utility environmental issues.  From January 2002 to September of 2002, Mr. Burns was self-employed as an independent financial consultant to banks. From June of 2001 to December 2001, Mr. Burns was the Chief Financial Officer for Genesis Health Systems, a holding company for a collaborative group of three hospitals, two in Huntington, West Virginia and one in Point Pleasant, West Virginia.  Mr. Burns is a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants as well as the West Virginia and Ohio societies of CPAs.  He also is on the Board of Directors of Premier Financial Bancorp, Inc.

Neal W. Scaggs has been a Director since our inception.  Mr. Scaggs has been president of Basiden Brothers, Inc. (retail and wholesale hardware) from 1963 to the present.  Mr. Scaggs is on the Boards of Directors of Premier Financial Bancorp, Inc., Champion Industries, Inc. and Portec Rail Products, Inc.  Mr. Scaggs also serves as Chairman of the Board of Directors of Bucane, Inc.

Joseph L. Williams has been a Director since our inception.  Mr. Williams is the Chairman and Chief Executive Officer of Basic Supply Company, Inc., which he founded in 1977.  Mr. Williams was one of the organizers and is a Director of First Sentry Bank, Huntington, West Virginia.  Mr. Williams also serves as a Director of Abigail Adams National Bancorp, Inc., in Washington, D.C.  Mr. Williams is Chairman, President and Chief Executive Officer of Consolidated Bank & Trust Co., in Richmond, Virginia. Mr. Williams is a member of the West Virginia Governor’s Workforce Investment Council. He is a former Director of Unlimited Future, Inc. (a small business incubator) and a former Member of the National Advisory Council of the U.S. Small Business Administration.  Mr. Williams is a former Mayor and City Councilman of the City of Huntington, West Virginia.  He is a graduate of Marshall University with a degree in finance and is a member of its Institutional Board of Governors.

Richard M. Adams, Jr. was appointed to the Board of Directors on August 15, 2008. Mr. Adams has been the President of United Bank, Inc., a subsidiary of United Bankshares, Inc. since 2007.  Prior to his appointment as President, Mr. Adams was the Executive Vice President of United Bank, Inc.  He is also Executive Vice President of United Bankshares, Inc., a multi-state bank holding company doing business in Ohio, West Virginia, Virginia, Maryland, and Washington, D.C.

Keith Molihan was appointed to the Board of Directors on August 15, 2008. Mr. Molihan is a retired executive director of the Lawrence County Community Action Organization.  Mr. Molihan has served as Chairman of the Board of Directors of Ohio River Bank, Chairman of the Board of Directors of Farmers Bank of Eminence Kentucky and Chairman of the Board EMEGA Turbine Technology, as well as President of the Lawrence County Ohio Port Authority and President of the Southeast Ohio Emergency Medical organization.

Eric Dosch is the Chief Credit Officer of First Guaranty Bank located in Hammond, Louisiana.  Mr. Dosch has worked for First Guaranty Bank since 2003.  Prior to his association with First Guaranty, Mr. Dosch was a financial analyst with Livingston & Jefferson, a private asset management firm located in Cincinnati, Ohio.  Mr. Dosch is a CFA Charterholder and a graduate from The Graduate School of Banking at Louisiana State University.  Mr. Dosch obtained his undergraduate degree from Duke University.

Douglas V. Reynolds is an attorney for Reynolds & Brown, PLLC.  Mr. Reynolds is the President of the Transylvania Corporation and is Chairman of C.J. Hughes Construction Company, and a director of The Harrah and Reynolds Corporation, and Portec Rail Products, Inc.  Mr. Reynolds is a graduate of Duke University and holds a law degree from West Virginia University.  Mr. Reynolds is the son of Director Marshall T. Reynolds and brother of Jack M. Reynolds.

Larry A. Blount was appointed as Chief Financial Officer and Secretary of the Company.  Mr. Blount graduated from West Virginia State University with a Bachelor of Science degree in Business Administration and Accounting.  He is also a Certified Public Accountant.  Mr. Blount was employed by Union Boiler Company, in various capacities, including Staff Accountant, Internal Auditor, Chief Accountant and Controller, from 1980-1996.  From 1996-2003 he was Controller and Vice-President of Accounting and Finance for Williams Group International.  He served as Divisional Accounting Manager for Alberici Constructors from 2003-2005. From 2005-2007, Mr. Blount served as Vice President, Chief Financial Officer, Secretary and Treasurer for Nitro Electric Company.

James Shafer is the president, and until its sale to Energy Services was the owner, of ST Pipeline.

Board Independence

The Board of Directors consists of a majority of “independent directors” within the meaning of the NYSE Amex Equities corporate governance listing standards.  The Board of Directors has determined that Messrs. Scaggs, Williams, Adams, Molihan and Dosch are “independent directors” within the meaning of such standards. There were no transactions not required to be reported under “—Certain Relationships and Related Transactions” that were considered in determining the independence of our directors.

The Board of Directors has adopted a policy that the independent directors of the Board of Directors shall meet in executive sessions periodically, which meetings may be held in conjunction with regularly scheduled board meetings.  One executive session was held during the fiscal year ended September 30, 2009.

Board Leadership Structure and Risk Oversight

Our board of directors is chaired by Mr. Marshall T. Reynolds who is a non-executive director.  We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles.  The Chief Executive Officer is responsible for overseeing the day to day operations of the Company.  The Chairman provides guidance to the Chief Executive Officer and, together with the entire board of directors helps develop the strategic plan for the Company.

The role of the board of directors in the Company’s risk oversight process includes receiving reports from senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, strategic and reputational risk.  The full board reviews such reports and follows up with senior management to best determine how to address such risks.

Section 16(a) Beneficial Ownership Reporting Compliance

Our common stock is registered with the Securities and Exchange Commission pursuant to Section 12(b) of the Securities Exchange Act of 1934.  The officers and directors and beneficial owners of greater than 10% of our common stock are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of the common stock.  Securities and Exchange Commission rules require disclosure in our Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of our common stock to file a Form 3, 4 or 5 on a timely basis.  Based on our review of ownership reports required to be filed for the fiscal year ended September 30, 2009, all of our directors, officers and owners of more than 10% of our common stock filed these reports on a timely basis.

Meetings of the Board of Directors

During fiscal 2009, the Board of Directors held twelve regular meetings and no special meetings.  No director attended fewer than 75% in the aggregate of the total number of board meetings held.  All directors serving on our committees attended more than 75% of the total number of committee meetings on which they served during fiscal 2009.  Although not required, attendance of Board members at the Annual Meeting of Stockholders is encouraged.  All members of our Board of Directors attended the 2009 Annual Meeting of Stockholders.

Board Committees

The Board of Directors has an audit committee. Our audit committee charter is available for inspection at www.engeryservicesofamerica.com

Audit Committee.  The audit committee consisted of Messrs. Scaggs, Williams, Adams and Molihan with Mr. Scaggs acting as chairman of the committee in fiscal 2009.  The audit committee met five times during the fiscal year ended September 30, 2009.  The independent directors appointed to the audit committee are independent members of the board of directors, as defined by Securities and Exchange Commission rules and the NYSE Amex Equities corporate governance listing standards. Each member of the audit committee is financially literate, and the Board of Directors has determined that Messrs. Adams and Molihan qualify as audit committee financial experts, as such term is defined by Securities and Exchange Commission rules.

The audit committee reviews the professional services and independence of our independent registered public accounting firm and our accounts, procedures and internal controls. The audit committee also recommends the firm selected to be our independent registered public accounting firm, reviews and approves the scope of the annual audit, reviews and evaluates with the independent public accounting firm our annual audit and annual consolidated financial statements, reviews with management the status of internal accounting controls, evaluates problem areas having a potential financial impact on us that are brought to the committee’s attention by management, the independent registered public accounting firm or the board of directors, and evaluates all of our public financial reporting documents.

The audit committee approved the appointment of Arnett & Foster P.L.L.C. to be our independent registered public accounting firm for the 2010 fiscal year.  A representative of Arnett & Foster P.L.L.C. is expected to attend the Annual Meeting.  Until October 1, 2008, the effective date of the appointment of Arnett & Foster P.L.L.C, as our independent registered public accounting firm, Castaing Hussey & Lolan acted as our independent registered accounting firm. The following is a summary of fees paid or to be paid to Arnett & Foster P.L.L.C. for services rendered.

Audit Fees

We paid our principal accountant $137,136 and $197,830 for the services they have performed in connection with the audit of our financial statements included in our Annual Report for fiscal 2008 and 2009, respectively.

Audit-Related Fees

During fiscal 2009 we incurred $5,875 for services, our independent registered public accounting firm rendered related to review of comments from, and responses to, Securities and Exchange Commission comments.  We did not incur any audit assurance or other related services charges in 2008.

Tax Fees

During the fiscal year ended September 30, 2009, we paid our principal accountant $53,200 for tax compliance services.  During the fiscal year ended September 30, 2008, we paid our principal accountant $50,000 for tax compliance services.

All Other Fees

During fiscal 2009 and 2008, there were no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget.  The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary.  The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.  All of the fees paid in the audit-related, tax and all other categories were approved per the pre-approval policies.

Changes in Independent Registered Public Accounting Firm

We have engaged Arnett & Foster, Certified Public Accountants, P.L.L.C. (“Arnett & Foster”) as our independent registered public accounting firm, effective October 1, 2008.  We continued our relationship with Castaing, Hussey & Lolan LLC, CPAs (“CHL”) as its independent registered public accounting firm through the preparation and filing on August 13, 2008 of the Company’s Form 10-Q for the quarter period ended June 30, 2008.  On October 1, 2008, the Company notified CHL that it was dismissing CHL as principal accountants.

CHL’s reports on our consolidated financial statements as of and for the years ended September 30, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  Arnett & Foster was engaged to audit our consolidated financial statements as of and for the year ending September 30, 2008, and continues to be engaged for the year ended September 30, 2009.  The engagement of Arnett & Foster was approved by our Audit Committee.

In connection with the audits of the two fiscal years ended September 30, 2007 and the subsequent interim period, there were (1) no disagreements with CHL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of CHL, would have caused them to make reference to the subject matter of the disagreements in connection with their opinion and (2) no reportable events.

Arnett & Foster was engaged by the Company on October 1, 2008 to audit the consolidated financial statements of the Company as of and for the year ending September 30, 2008, and continues to be engaged for the year ended September 30, 2009.  During the period beginning October 1, 2006 through October 1, 2008, the Company did not consult with Arnett & Foster regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Audit Committee Report

In accordance with rules established by the Securities and Exchange Commission, the audit committee has prepared the following report for inclusion in this proxy statement:

As part of its ongoing activities, the audit committee has:

●	reviewed and discussed with management and the independent registered public accounting firm our audited consolidated financial statements for the fiscal year ended September 30, 2009;

●	discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

●
received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2009.  In addition, the Audit Committee appointed Arnett & Foster P.L.L.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2010, subject to the ratification of this appointment by the stockholders.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Neal W. Scaggs
Joseph L. Williams
Richard M. Adams, Jr.
Keith Molihan

Other Committees.  The Board has determined that the independent members of the Board of Directors will perform the duties of the nominating committee and the compensation committee of the Board of Directors and neither committee has a written charter. The independent directors will (i) identify individuals qualified to become members of the Board of Directors and recommend to the Board of Directors the nominees for election to the Board of Directors, (ii) recommend director nominees for each committee to the Board of Directors, (iii) identify individuals to fill any vacancies on the Board of Directors, (iv) discharge the Board of Directors’ responsibilities relating to compensation of our directors and officers and (v) review and recommend to the Board of Directors, compensation plans, policies and benefit programs, as well as approve chief executive officer compensation. The independent members of the Board of Directors met one time as the nominating committee during the fiscal year ended September 30, 2009.

The independent directors of the Board identify nominees by first evaluating the current members of the Board of Directors willing to continue in service.  Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective.  If any member of the Board of Directors does not wish to continue in service, or if the Board decides not to re-nominate a member for re-election, or if the size of the Board of Directors is increased, the independent directors would solicit suggestions for director candidates from all board members. The independent directors would seek to identify a candidate who at a minimum satisfies the following criteria:

●	has the highest personal and professional ethics and integrity and whose values are compatible with ours;

●	has experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

●	is willing to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for board and committee meetings;

●	is familiar with the communities in which we operate and/or is actively engaged in community activities;

●	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and our stockholders; and

●	has the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

The independent directors will also take into account whether a candidate satisfies the criteria for “independence” under Securities and Exchange Commission rules and the American Stock Exchange and, if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an “audit committee financial expert.”  The nominating committee will consider diversity in identifying nominees for director, but has no specific policy or established criteria in this regard.  The nominating committee seeks candidates who have a broad range of business experience when considering nominees to the board.

Procedures for the Nomination of Directors by Stockholders

The Board of Directors has adopted procedures for the submission of director nominees by stockholders.  If a determination is made that an additional candidate is needed for the Board of Directors, the independent members of the Board of Directors will consider candidates submitted by our stockholders.  Stockholders can submit the names of qualified candidates for director by writing to our Corporate Secretary at 100 Industrial Lane, Huntington, West Virginia 25702.  The Corporate Secretary must receive a submission not less than forty-five (45) days prior to the date of our proxy materials for the preceding year’s annual meeting.  The submission must include the following information:

●	a statement that the writer is a stockholder and is proposing a candidate for consideration by our independent directors;

●
the name and address of the stockholder as they appear on the our books and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

●
the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

●	a statement of the candidate’s business and educational experience;

●	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

●	a statement detailing any relationship between the candidate and Energy Services of America Corporation;

●	a statement detailing any relationship between the candidate and any customer, supplier or competitor of Energy Services of America Corporation;

●	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

●	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders will also need to comply with any additional procedural and informational requirements adopted in the future.

Stockholder Communications with the Board

A stockholder who wants to communicate with the Board of Directors or with any individual director can write to the Corporate Secretary at 100 Industrial Lane, Huntington, West Virginia 25702, Attention:  Corporate Secretary.  The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership.  Depending on the subject matter, management will:

●	forward the communication to the director or directors to whom it is addressed;

●	attempt to handle the inquiry directly, i.e. where it is a request for information about us or it is a stock-related matter; or

●	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

The Compensation Committee

The Compensation Committee consists of directors Joseph L. Williams, Keith Molihan and Jack Reynolds. Each member of the Compensation Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards, except for Mr. Reynolds who was employed by the Company until September 2008.  The Board of Directors has adopted a written charter for the Committee.

The Compensation Committee is appointed by the Board of Directors to assist the Board in developing compensation philosophy, criteria, goals and policies for our executive officers that reflect our values and strategic objectives. The Committee reviews the performance of and annually recommend to the full Board the compensation and benefits of our executive officers (including the Chief Executive Officer).  The Committee administers our compensation plans.  The Committee establishes the terms of employment and severance agreements/arrangements for executive officers. The Committee recommends to the full Board the compensation to be paid to our directors and any affiliates for their service on the Board. Finally, the Committee establishes annual compensation percentage increases for all employees.

For 2009, in making compensation decisions, the Board of Directors did not use numerical formulas to determine changes in compensation for the named executive officers. The Board of Directors considered a variety of factors in its deliberations over executive compensation, emphasizing the profitability and scope of our operations, the experience, expertise and management skills of the named executive officers and their role in our future success, as well as compensation surveys prepared by professional firms to determine compensation paid to executives performing similar duties for similarly sized institutions.  While the quantitative and non-quantitative factors described above were considered by the Board of Directors, such factors were not assigned a specific weight in evaluating the performance of the named executive officers. In determining the Chief Executive Officer’s bonus, the Chairman of the Board also considered the above factors and made a recommendation to the Board of Directors who authorized such bonus. For the other named executive officers, the Chief Executive Officer considered the above factors and made a recommendation to the Board of Directors who authorized their bonuses.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.  The Code of Ethics was previously filed as an exhibit to our Registration Statement on Form S-1.  A copy of the Code will be furnished without charge upon written request to the Corporate Secretary, Energy Services of America Corporation, 100 Industrial Lane, Huntington, West Virginia.

Executive and Director Compensation

As of the end of fiscal 2007, we were a blank check company formed for the purpose of acquiring an operating business, and as a result no compensation has been paid directly or indirectly to any executive officer or director. Consequently, we have not formulated any policies on executive compensation. However, we plan to adopt compensation standards and policies during fiscal 2010.

No compensation of any kind, including finder’s and consulting fees, has been paid to any of our initial stockholders, officers or directors, or any of their respective affiliates, for services rendered prior to or in connection with the business combination.

Summary Compensation Table.  The following table shows the compensation of Marshall T. Reynolds, our principal executive officer, and the two highest compensated executive officers who received total compensation of $100,000 during the past fiscal year for services to the company or any of its subsidiaries during the years ended September 30, 2009 and 2008.  During the years ended September 30, 2009 and 2008, we did not make any stock awards or option grants, nor did we make any non-equity incentive plan awards.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation (3)($)	Total ($)
Marshall T. Reynolds,	2009	$—	$—	$—	$—	$9,000	$9,000
Chairman(1)	2008	$—	$—	$—	$—	$—	$—
Edsel R. Burns	2009	$122,596	$—	$—	$—	$19,875	$142,471
President and Chief Executive Officer (2)	2008	$15,411	$—	$—	$—	$—	$15,411
Larry Blount	2009	$112,681	$30,000	$—	$—	$9,235	$151,916
Secretary/Treasurer and Chief Financial Officer	2008	$13,564	$—	$—	$—	$—	13,564

(1)	Mr. Reynolds resigned as Chief Executive Officer effective December 11, 2009.
(2)	Mr. Burns was appointed as Chief Executive Officer effective December 11, 2009.
(3)
Other compensation includes Director fees of $9,000 each for Mr. Reynolds and Mr. Burns, 401-k match of $3,339 for Mr. Burns and $1,961 for Mr. Blount and vehicle rental of $7,536 for Mr. Burns and $7,274 for Mr. Blount.

Benefit Plans

Energy Services 401(k) Plan

401(k) Retirement Plans

In 2009, C. J. Hughes Construction Company, Inc., a wholly owned subsidiary of the Company, maintained two tax-qualified 401(k) retirement plans, one for union employees and one for non-union employees.  Employees who have attained age 18 and completed 1,000 hours of service during a 12-month period are eligible to participate. Employees can contribute up to 15% of eligible wages, provided the compensation deferred for a plan year does not exceed the indexed dollar amount set by the Internal Revenue Service, which was $16,500 for 2009.  C. J. Hughes will match $0.25 on each dollar contributed up to 6% of eligible wages.  In addition, participants who are age 50 or older by the end of the plan year may elect to defer up to an additional $5,500 into the 401(k) plan for 2009.  Additionally, each plan year, C. J. Hughes may make discretionary profit-sharing contributions for participants who are actively employed on the last day of the plan year.  The discretionary contributions made by C. J. Hughes will be allocated to a qualifying participant’s individual account based on the ratio of his or her compensation to the total compensation of all qualifying participants for the Plan Year. No discretionary profit sharing contributions were made for 2009.  Participants direct the investment of their account in the 401(k) plan, selecting from investment funds provided under the Plan, as determined by C. J. Hughes.  Participants receive quarterly benefit statements and have immediate access to their plan accounts through an Interactive Voice Response System and the Internet.  Plan benefits are paid as soon as administratively possible following the participant’s termination of employment.  Lump sums, partial payments and installment payments are available in the non-union plan if the participant’s account balance exceeds $1,000.  Lump sums and partial payments are available in the union plan if the participant’s account balance exceeds $1,000.

Effective November 1, 2009, ST Pipeline, Inc., a wholly owned subsidiary of the Company became an adopting employer of the 40l (k) retirement plan for non-union employees sponsored by C. J. Hughes Construction Company, Inc.

Nitro Electric, a wholly owned subsidiary of the Company, maintained a tax-qualified 401(k) retirement plan for all non-union employees.  Employees are eligible to participate upon date of hire.  Employees may contribute eligible wages up to the maximum indexed dollar amount set by the Internal Revenue Service, which was $16,500 for 2009.  In addition, participants who are age 50 or older by the end of the plan year may elect to defer up to an additional $5,500 into the 401(k) plan for 2009.   Nitro Electric may make annual discretionary matching contributions and/or profit sharing contributions to the plan. The matching contribution formula for the 2009 plan year was $0.25 on each dollar contributed up to 6% of eligible wages. No profit sharing contributions were made in 2009.  Participants direct the investment of their account in the Plan, selecting from investment funds provided under the Plan, as determined by Nitro Electric. Participants receive quarterly benefit statements that provide information on their account balances and have immediate access to their account through an Interactive Voice Response System and the Internet.  Benefits are paid in the form of a single lump sum cash payment as soon as administratively possible following the participant’s termination of employment.

Effective December 1, 2009, the C. J. Hughes Construction Company, Inc. 401(k) Plan for non-union employees was amended and restated and the Nitro Electric 401(k) Plan for non-union employees was merged into the C.J. Hughes Construction Company, Inc. 401(k) Plan for non-union employees.  Employees are immediately eligible for the Plan upon date of hire but must wait until a quarterly entry date to join the Plan.  Employees may contribute eligible wages up to the maximum indexed dollar amount set by the Internal Revenue Service, which was $16,500 for 2009.  In addition, participants who are age 50 or older by the end of the plan year may elect to defer up to an additional $5,500 into the 401(k) plan for 2009.   C. J. Hughes will match $0.25 on each dollar contributed up to 6% of eligible wages.  Additionally, each plan year, C. J. Hughes may make discretionary profit-sharing contributions for participants who are actively employed on the last day of the plan year.  The discretionary contributions made by C. J. Hughes will be allocated to a qualifying participant’s individual account based on the ratio of his or her compensation to the total compensation of all qualifying participants for the Plan Year. No discretionary profit sharing contributions were made in 2009.  Participants direct the investment of their account in the Plan, selecting from investment funds provided under the Plan, as determined by C. J. Hughes Construction Company. Participants receive quarterly benefit statements that provide information on their account balances and have immediate access to their account through an Interactive Voice Response System and the Internet.  Plan benefits are paid as soon as administratively possible following the participant’s termination of employment.  Lump sums, partial payments and installment payments are available if the participant’s account balance exceeds $1,000.

Effective January 1, 2010 Energy Services of America became the successor plan sponsor of the C. J. Hughes Construction Company 401(k) Plan for non-union employees.  The Plan was renamed the Energy Services of America Staff 401(k) Retirement Plan.  The four wholly owned subsidiaries, C. J. Hughes Construction Company, Inc., Nitro Electric Company, Inc., Contractors Rental Corporation, and ST Pipeline adopted the Plan on behalf of their non-union employees.

Energy Services of America Corporation 2009 Employee Stock Purchase Plan

The plan enables eligible employees to purchase common stock through payroll deductions. The plan is intended to qualify under Section 423 of the Internal Revenue Code and its regulations. If Code Section 423 is amended in any way, the Compensation Committee of our Board may amend the plan to conform to such changes.  During 2009 we did not utilize the plan.

Shares Reserved For Issuance Under the Plan.  Up to 1,200,000 shares of common stock, subject to adjustments for stock dividends, splits and other events that affect the number of shares of common stock outstanding, may be issued under the plan. Stock subject to purchase under the plan will be shares of common stock that have been authorized but unissued, or have been previously issued and reacquired by us, or both.

Maximum purchase.  The plan is open to eligible employees of Energy Services of America Corporation and participating subsidiaries. A participant’s stock purchases during a calendar year may not exceed the lesser of: (a) a percentage of the participant’s compensation or a total dollar amount as specified by the committee, or (b) $25,000.

Benefits.  Since participation in the plan is voluntary, future benefits to be allocated to any individual or group of individuals under the plan cannot be determined at this time.

Stock purchase agreement.  Participants will enter into a stock purchase agreement with us.  The agreement will state the number of shares of common stock to be purchased and will authorize us, during the offering period, to withhold from the participant’s pay amounts that, together with accrued interest, will equal the purchase price of the shares. Energy Services of America Corporation or the appropriate participating subsidiary will credit these amounts to a plan account, and this account will bear interest at a rate determined by the Compensation Committee.

Types of offering.  The plan provides for both fixed price and variable price offerings.  In a fixed price offering, the purchase price of a share of common stock will be at least 85% of its fair market value on the date of the agreement.  In a variable price offering, the purchase price of a share of common stock will be at least 85% of its fair market value on the date of purchase. Offering periods will be established by the committee, but may not exceed 27 months for a fixed price offering and five years for a variable price offering.  The Compensation Committee determines which type of offerings it will make.

Purchase of shares.  At the end of the offering period, if the fair market value of a share of common stock is equal to or greater than the purchase price specified in the agreement, the shares covered by the agreement automatically will be purchased by the participant with the funds held on behalf of the participant in the plan account. However, the participant may elect not to purchase any shares or to purchase fewer than all of the shares covered by the agreement.  Any balance in the plan account held on behalf of the participant after purchase of the shares, including accrued interest, will be paid to the participant. If a participant does not purchase any shares, all funds in the plan account held on his or her behalf, including accrued interest, will be paid to the participant.

The Compensation Committee may permit a participant to purchase all or part of the shares before the end of the offering period. If the participant elects to purchase stock before the end of the offering period, but does not have enough funds held on his or her behalf in the plan account, the participant must pay the balance in a manner approved by the Compensation Committee.

Termination of agreement.  A participant may terminate the agreement before the end of the offering period and receive a cash refund of his or her funds in the plan account, including accrued interest. The Compensation Committee will determine how long a participant must wait before he or she may participate in the plan again.

Termination of employment.  The Compensation Committee will determine the effects of a participant’s retirement, death, disability, leave of absence or any other termination of employment during the offering period.

Change of control.  In the event of or in anticipation of a change in control of Energy Services of America Corporation, the Compensation Committee may at any time adjust the terms of outstanding agreements as it deems appropriate to reflect the change of control, or may cause the surviving corporation in the change of control to assume the outstanding agreements or enter into substitute agreements.

Amendments.  The Compensation Committee may amend, suspend or discontinue the plan or amend outstanding agreements made under the plan as long as such action is not prohibited by Code Section 423.

Directors’ Compensation

Cash Compensation.  Members of the Board of Directors did not receive any compensation during the year ended September 30, 2009.  We paid a total of no directors’ fees for the year ended September 30, 2009.

Directors’ Summary Compensation Table.  The table set forth below indicates that none of our non-employee directors received any compensation for the fiscal year ended September 30, 2009.  No stock awards, option grants or non-equity incentive plan compensation awards were provided to the directors during 2009.

Director Compensation
Name	Fees earned or paid in cash ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Jack M. Reynolds	9,000	—	—	—	9,000
Neal W. Scaggs	9,000	—	—	—	9,000
Joseph L. Williams	9,000	—	—	—	9,000
Richard M. Adams, Jr.	8,000	—	—	—	8,000
Keith Molihan	9,000	—	—	—	9,000
Douglas Reynolds	9.000	—	—	—	9,000
Eric Dosch	9,000	—	—	—	9,000
James Shafer	9,000	—	—	—	9,000

Certain Relationships and Related Transactions

On August 30, 2006, we issued 2,150,000 shares of our common stock to the parties set forth below for $25,000 in cash, as follows:

Name	Number of Shares	Current Relationship to Us
Marshall T. Reynolds	537,500	Chairman of the Board (1)
Jack M. Reynolds	430,000	Director (1)
Edsel R. Burns	537,500	Director, Chief Executive Officer and President
Neal W. Scaggs	107,500	Director
Joseph L. Williams	107,500	Director
Douglas Reynolds	430,000	Director (1)

(1)	Douglas Reynolds is the son of Marshall T. Reynolds and the brother of Jack M. Reynolds.

The holders of the majority of these shares may request that we register these shares pursuant to an agreement signed on September 6, 2006. We will use our best efforts to prepare and file such registration statement, although we are not obligated to do so. The holders of the majority of these shares may elect to exercise these registration rights at any time after the date on which these shares of common stock are released from escrow. In addition, these stockholders may request certain “piggy-back” registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow. We will use our best efforts to prepare and file such registration statements although we are not obligated to do so. We will bear the expenses incurred in connection with the filing of any such registration statements.

Five of our directors as well as Douglas Reynolds and as agreed with Ferris, Baker Watts, Incorporated, purchased in the aggregate 3,076,923 warrants in a private placement that occurred prior to our initial public offering at a price of $0.65 per warrant.  In no event shall we be obligated to settle these warrants, in whole or in part, for cash. Therefore any and all such warrants can expire unexercised or unredeemed.

PROPOSAL II—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the year ended September 30, 2009 was Arnett & Foster P.L.L.C.  Our Audit Committee has approved the engagement of Arnett & Foster P.L.L.C. to be our independent registered public accounting firm for the year ending September 30, 2010, subject to the ratification of the engagement by our stockholders as required by our Bylaws.  At the annual meeting, the stockholders will consider and vote on the ratification of the engagement of Arnett & Foster P.L.L.C. for the year ending September 30, 2010.  A representative of Arnett & Foster P.L.L.C. is expected to attend the annual meeting to respond to appropriate questions and to make a statement if he so desires.

Although stockholder ratification of the independent registered public accounting firm is being sought, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interest of Energy Services of America Corporation and its stockholders.

In order to ratify the selection of Arnett & Foster P.L.L.C. as the independent registered public accounting firm for the year ending September 30, 2010, the proposal must receive at least a majority of the votes represented at the annual meeting, without regard to broker non-votes, in favor of such ratification.  The Audit Committee of the Board of Directors recommends a vote “FOR” the ratification of Arnett & Foster P.L.L.C. as the independent registered public accounting firm for the year ended September 30, 2010.

PROPOSAL III—APPROVAL OF THE ENERGY SERVICES OF AMERICA CORPORATION LONG TERM INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the Energy Services of America Corporation Long Term Incentive Plan (the “LTIP”), to provide employees and directors of Energy Services of America Corporation (the “Company”) with additional incentives to promote the growth and performance of the Company.  By approving the LTIP, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified employees and directors by offering a competitive compensation program that is linked to the performance of our common stock.

The following is a summary of the material features of the LTIP, which is qualified in its entirety by reference to the provisions of the LTIP, attached hereto as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the LTIP authorizes the issuance or delivery to participants of up to 1,200,000 shares of Company common stock pursuant to grants of restricted stock awards, performance share awards, restricted stock units, performance share units, incentive stock options, non-qualified stock options and stock appreciation rights; provided, however, that in any five year period, no individual may receive a grant of any type for more than 180,000 shares.

The LTIP will be administered by the members of the Company’s Compensation Committee (the “Committee”).  The Committee has full and exclusive power within the limitations set forth in the LTIP to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the LTIP’s purposes; and interpreting and otherwise construing the LTIP.

Eligibility

Employees and directors of the Company or its subsidiaries are eligible to receive awards under the LTIP, except that non-employee directors may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the LTIP, which shall be set forth in an award agreement delivered to each participant.  As described in greater detail below, awards may be granted as incentive or non-qualified stock options, stock appreciation rights, restricted stock or restricted stock units. If the grant of an award of restricted stock or restricted stock units is contingent upon the satisfaction of identified performance measures, then the awards shall be designated as “performance share awards” and “performance unit awards,” respectively.  The performance measures that may be used by the Committee for granting such awards are described below.

Each award shall be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee.  The granting of an award or the vesting of an award may also occur based on the achievement of performance targets as specified in the grant agreement.  The performance measures that may be used by the Committee for vesting of such awards are described below.

Stock Options.  A stock option is the right to purchase shares of common stock at a specified price for a specified period of time.  The exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted.  Fair market value for purposes of the LTIP means the final sales price of the Company’s common stock as reported on the NASDAQ AmEx Equities Market on the date in question, or if the Company’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Company’s common stock was traded, and without regard to after-hours trading activity.  The Committee will determine the fair market value of the common stock, in accordance with Code Sections 422 and 409A, if it cannot be determined in the manner described above.  Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options.  Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Code.  Only employees are eligible to receive incentive stock options.  Outside directors may only receive non-qualified stock options under the LTIP.  Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) by personal, certified or cashiers check, (ii) by tendering stock of the Company owned by the participant in satisfaction of the exercise price, or (iii) by a “cashless exercise” through the Company or a third party.

Stock Appreciation Rights. A stock appreciation right is the right to receive a payment in an amount equal to the excess of the fair market value of a share of Company common stock on the date specified in the grant agreement for the payment of the award over the fair market value of the common stock on the date of grant of the award.  Stock appreciation rights are subject to any applicable vesting conditions and other restrictions established by the Committee as set forth in the LTIP or the award agreement.  Stock appreciation rights are “deferred compensation” that is subject to Code Section 409A.

Restricted Stock and Performance Share Awards.  A restricted stock award, including a performance share award, is a grant of common stock to a participant for no consideration or such minimum consideration as may be required by applicable law.  Restricted stock awards, including performance share awards, may be granted only in whole shares of common stock and are subject to any applicable vesting conditions and other restrictions established by the Committee as set forth in the LTIP or the award agreement.  Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award, including a performance share award, shall not exercise any voting rights with respect to common stock subject to the award and shall not receive any dividends and distributions with respect to the common stock.

Restricted Stock Units and Performance Share Units.  A restricted stock unit, including performance share units, is the right to receive a payment in an amount equal to the fair market value of a share of Company common stock on the date specified in the grant agreement for the payment of the award.  Restricted stock units, including performance share units, are subject to any applicable vesting conditions and other restrictions established by the Committee as set forth in the LTIP or the award agreement.  Restricted stock units, including performance share units, are “deferred compensation” that is subject to the requirements of Code Section 409A.

Repricing of Options, Stock Appreciation Rights, Restricted Stock Units and Performance Share Units.  The LTIP allows the Committee to adjust or amend outstanding awards that has the effect of reducing the exercise price of a stock option or the value of a stock appreciation right, restricted stock unit or performance share unit that was previously granted.

Limitation on Awards Under the LTIP

The maximum number of each type of award offered under the Plan (i.e., stock options, stock appreciation rights, restricted stock awards, performance share awards, restricted stock units, or performance share units) that may be issued or delivered to any one participant during any five calendar year period is 180,000 shares.

To the extent any shares of stock covered by an award (including stock appreciation rights, restricted stock awards, performance share awards, restricted stock units and performance share units) under the LTIP are not delivered to a participant or beneficiary for any reason, including because the award is forfeited or canceled or because a stock option is not exercised or a stock appreciation right, restricted stock unit or performance share unit is not paid, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan.

In the event of a corporate transaction involving the stock of the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing share limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “performance-based compensation” under Code Section 162(m), if applicable; provided, however, that the Committee may adjust awards to preserve the benefits or potential benefits of the awards, including the prevention of automatic adjustments if appropriate.

Performance Features

General. A federal income tax deduction for the Company will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or three other most highly compensated officers (other than its chief financial officer).  However, amounts that constitute “performance-based compensation” (as that term is used in section 162(m) of the Code) are not counted toward the $1.0 million limit.  The LTIP is designed so that stock options and stock appreciation rights may be considered performance-based compensation.  The Committee may designate whether any restricted stock awards granted to any participant are intended to be performance-based compensation. Any restricted stock awards designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by Code section 162(m).

Performance Measures. The performance measures that may be used by the Committee for granting or vesting of awards shall be based on any one or more of the following Company, subsidiary, operating unit or division performance measures, as selected by the Committee: cash flow; earnings; earnings per share; market value added or economic value added; profits; return on assets; return on equity; return on investment; revenues; stock price; or total shareholder return. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or shares outstanding, investments or to assets or net assets.  The Committee may adjust performance measures after they have been set, but only to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception to Code section 162(m). In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be performance-based compensation and the establishment of any performance-based measures shall be made during the period required by Code section 162(m).

Vesting of Awards

If the vesting of an award under the LTIP is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement; subject to acceleration of vesting in the event of death, disability, retirement, change in control or involuntary termination, and provided that, in general, no awards may vest at a rate exceeding one-third per year commencing one year after the date of grant.

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of a change in control of the Company, all outstanding options then held by a participant will become fully exercisable, all restricted stock awards and stock appreciation rights shall be fully earned and vested, and any performance measure attached to an award under the LTIP shall be deemed satisfied as of the date of the change in control. Except as otherwise provided by the Committee, a “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred (capitalized terms are defined in the LTIP):

(i)           any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 20% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (I) of paragraph (iii) below; or

(ii)          the following individuals cease for any reason to constitute a majority of the number of directors then serving; individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company), whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)         there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation, other than (I) a merger or consolidation immediately following which those individuals who immediately prior to the consummation of such merger or consolidation, constituted the Board, constitute a majority of the board of directors of the Company or the surviving or resulting entity or any parent thereof, or (II) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 20% or more of the combined voting power of the Company’s then outstanding securities.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

Forfeiture

If the Committee determines that a present or former participant has (i) used for profit or disclosed to unauthorized persons, confidential or trade secrets of Company; (ii) breached any contract with or violated any fiduciary obligation to Company; or (iii) engaged in any conduct which the Committee determines is injurious to the Company, the Committee may cause that participant to forfeit his or her outstanding awards under the Plan.

If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is an executive officer shall (i) reimburse the Company the amount of any bonus or incentive compensation paid to such participant that were subsequently reduced due to the restatement; (ii) have outstanding awards granted under this Plan cancelled; and/or (iii) reimburse the Company for any gains realized in the exercise of options, vesting of or open market sales of vested, restricted stock awards or performance share awards, payment of any restricted stock units, performance share units or stock appreciation rights granted to such participant, regardless of when issued, but only if, and to the extent that (A) the amount of the bonus or incentive compensation was calculated based on achievement of the original financial results; (B) the executive officer engaged in intentional misconduct that caused or partially caused the need for the restatement; and (C) the amount of the bonus or incentive compensation, as calculated under the restated financial results, is less than the amount actually paid or awarded under the original financial results.  This remedy shall apply in addition to any right of recoupment against the Chief Executive Officer and the Chief Financial Officer under Section 304 of the Sarbanes-Oxley Act of 2002.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the LTIP or any award granted under the LTIP, provided that, except as provided in the LTIP, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not materially increase the original number of securities that may be issued under the LTIP (other than as provided in the LTIP), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the LTIP, without approval of stockholders. Notwithstanding the foregoing, the Board may, without stockholder approval, amend the LTIP at any time, retroactively or otherwise, to ensure that the LTIP complies with current or future law and the Board of Directors may unilaterally amend the LTIP and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Code Section 409A, and its applicable regulations and guidance.

Duration of Plan

The LTIP will become effective upon approval by the stockholders at this annual meeting.  The LTIP will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the LTIP on or after the 10-year anniversary of the effective date of the LTIP.  At any time, the Board of Directors may terminate the LTIP. However, any termination of the LTIP will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the LTIP.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights. The grant of a stock appreciation right will not result in taxable income to the participant. Upon the payment of a stock appreciation right, the fair market value of cash or shares received will be taxable to the participant as ordinary income and the Company will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any shares acquired upon payment of the stock appreciation right will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of payment. Stock appreciation rights are “deferred compensation” that is subject to the requirements of Code Section 409A.

Restricted Stock and Performance Share Awards. A participant who has been granted a restricted stock award or a performance share awards will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction for tax purposes.  Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction for tax purposes.  A participant who makes an election under Section 83(b) of the Code will include the full fair market value of the restricted stock award or performance share unit in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Units and Performance Share Units.  The grant of a restricted stock unit or performance share unit will not result in taxable income to the participant. Upon payment of a restricted stock unit, including a performance share unit, the fair market value of cash or shares received will be taxable to the participant as ordinary income and the Company will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any shares acquired upon payment of the restricted stock units, including performance share units, will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of payment.  Dividend equivalent units earned by the holder during the restriction period, if so provided, will also be compensation income to the participant at the time the units are paid to the participant and the Company will be entitled to a corresponding deduction for tax purposes at that time.  Restricted stock units, including performance share units, are “deferred compensation” that is subject to the requirements of Code Section 409A.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements.  Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy the minimum tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the LTIP in the event of a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.

Deduction Limits.  Section 162(m) of the Code generally limits the Company’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the three other most highly compensated executives (excluding the chief financial officer) named in the summary compensation table (“covered employees”).  Restricted stock awards and restricted stock units, other than performance-based restricted stock awards and restricted stock units, and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million.  “Qualified performance-based compensation” is not subject to this limit and is fully deductible by the Company.  “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance.  Stock options and stock appreciation rights available for award under the LTIP will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services.  Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee’s termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible.  Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit.  The LTIP is designed so that stock options, stock appreciation rights and performance-based restricted stock awards that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit.  The Company expects that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards.  However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.

Tax Advice.  The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the LTIP. A participant may also be subject to state and local taxes in connection with the grant of awards under the LTIP. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Financial Accounting Standards Board Accounting Standards Codification Topic 718, the Company is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock and stock appreciation rights).

Awards to be Granted

The Board of Directors adopted the LTIP, and the Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to employees and non-employee directors.  At the present time, no specific determination has been made as to the grant or allocation of awards.

Required Vote and Recommendation of the Board

We believe the LTIP is an effective means of aligning the interests of a broad range of employees with the interests of our stockholders. Shareholder approval of the LTIP must be by a majority of the votes cast at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE LTIP.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office located at 100 Industrial Lane, Huntington, West Virginia 25702, no later than March 5, 2011, which is 120 days from the date in which we expect to mail our proxy materials for the next annual meeting.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Advance Notice of Business to be Conducted at an Annual Meeting

Our bylaws provide an advance notice procedure for business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders.  In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder’s notice to the Secretary shall set forth (a) as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and (ii) any material interest of the stockholder in such business, and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class, series and number of shares of our capital stock which are beneficially owned by the stockholder. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided.  Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

Accordingly, advance written notice for business to be brought before the next annual meeting must be given to us no later than June 13, 2011 assuming next year’s annual meeting is held on August 11 2011.  If notice is received after that date, it will be considered untimely, and we will not be required to present the matter at the meeting.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement.  However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.  The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

MISCELLANEOUS

The cost of solicitation of proxies in the form enclosed herewith will be borne by Energy Services of America Corporation.  Proxies also may be solicited personally or by mail, telephone or telegraph by our directors, officers and employees, without additional compensation therefor. We also will request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

ADDITIONAL COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 2009 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO EDSEL R. BURNS, ENERGY SERVICES OF AMERICA CORPORATION, 100 INDUSTRIAL LANE, HUNTINGTON, WEST VIRGINIA 25702, OR CALL (304) 399-6315.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Larry A. Blount
Larry A. Blount
Corporate Secretary
Huntington, West Virginia
July 02, 2010

APPENDIX A

ENERGY SERVICES OF AMERICA CORPORATION
LONG TERM INCENTIVE PLAN

SECTION 1
GENERAL

1.1.           PURPOSE.    Energy Services of America Corporation Long Term Incentive Plan (the “Plan”) has been established by Energy Services of America Corporation (the “Company” or “ESAC”) to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation; and (iv) align the interests of Participants with those of the Company’s shareholders.

1.2.           PARTICIPATION.    Subject to the terms and conditions of the Plan, the Compensation Committee of the Company’s Board of Directors shall determine and designate, from time to time, from among the Eligible Individuals, those persons who will be granted one or more Awards under the Plan, and thereby become “Participants” in the Plan.

1.3.           OPERATION, ADMINISTRATION, AND DEFINITIONS.    The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 8 of the Plan).

SECTION 2
OPTIONS AND SARS

2.1.           DEFINITIONS.

(a)           The grant of an “Option” entitles the Participant to purchase shares of Stock at an Exercise Price and during a specified time established by the Committee. Any Option granted under this Section 2 may be either a non-qualified option (an “NQO”) or an incentive stock option (an “ISO”), as determined in the discretion of the Committee. An “NQO” is an Option that is not intended to be an “incentive stock option” as that term is described in section 422(b) of the Code. An “ISO” is an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in section 422(b) of the Code.

(b)           A stock appreciation right (an “SAR”) entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee.

2.2.           EXERCISE PRICE.    The “Exercise Price” of each Option and SAR granted under this Section 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted; except that the Exercise Price shall not be less than the closing price of a share of Stock on the date of grant as reported on the composite tape for securities listed on the stock exchange listing the Company’s Stock (which at the present time is the NYSE AmEx Equities) (or if no sales of stock were made on said exchange on such date, on the next preceding day on which sales were made on such exchange)..

2.3.           EXERCISE. An Option and an SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.

2.4.           PAYMENT OF OPTION EXERCISE PRICE.    The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

(a)           Subject to the following provisions of this subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

(b)           The Exercise Price shall be payable in cash or by tendering, by either actual delivery of shares or by attestation, shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

(c)           The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

(d)           The Company may permit a Participant to elect to have the Exercise Price (and related tax withholdings) withheld from the number of shares to be acquired upon exercise of the Option, such that the Company shall remit to the Participant the net number of whole shares from such exercise, rounded down to the nearest whole share.

2.5.           SETTLEMENT OF AWARD.    Settlement of Options and SARs is subject to subsection 4.7.

2.6.           NO REPRICING, CANCELLATION, OR RE-GRANT OF OPTIONS.    In the sole discretion of the Committee, the Exercise Price for any outstanding Option granted under the Plan may be decreased after the date of grant.  In addition, in the sole discretion of the Committee, an outstanding Option granted under the Plan may be surrendered to the Company as consideration in exchange for the grant of a new Option with a lower exercise price.

SECTION 3
OTHER STOCK AWARDS

3.1.           DEFINITIONS.

(a)           A “Stock Unit” Award is the grant of a right to receive shares of Stock in the future.

(b)           A “Performance Share” Award is a grant of a right to receive shares of Stock or Stock Units which is contingent on the achievement of performance or other objectives during a specified period.

(c)           A “Performance Unit” Award is a grant of a right to receive a designated dollar value amount of Stock which is contingent on the achievement of performance or other objectives during a specified period.

(d)           A “Restricted Stock” Award is a grant of shares of Stock, and a “Restricted Stock Unit” Award is the grant of a right to receive shares of Stock in the future, with such shares of Stock or right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

3.2.           RESTRICTIONS ON AWARDS.    Each Stock Unit Award, Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award, and Performance Unit Award shall be subject to the following:

(a)           Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine. Unless the Committee provides otherwise in the grant agreement, (i) unvested Restricted Stock Awards and Performance Share Awards shall not have the right to vote and shall not receive dividends; and (ii) unvested Restricted Stock Unit Awards and Performance Unit Awards shall not receive dividend equivalent units.

(b)           If the right to become vested in a Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award or Performance Unit Award is conditioned on the completion of a specified period of service with the Company or the Subsidiaries, without achievement of Performance Measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of other compensation, then the required period of service for full vesting of the Award shall be not less than three years (provided that the required period for full vesting shall, instead, not be less than two years in the case of annual incentive deferrals payable in restricted shares) (subject to acceleration of vesting, to the extent permitted by the Committee, in the event of the Participant’s death, disability, retirement, change in control or involuntary termination). Awards to Directors may vest immediately.

(c)           The Committee may designate whether any such Award being granted to any Participant is intended to be “performance-based compensation” as that term is used in section 162(m) of the Code. Any such Awards designated as intended to be “performance-based compensation” shall be conditioned on the achievement of one or more Performance Measures, to the extent required by Code section 162(m). The Performance Measures that may be used by the Committee for such Awards shall be based on any one or more of the following Company, Subsidiary, operating unit or division performance measures, as selected by the Committee: cash flow; earnings; earnings per share; market value added or economic value added; profits; return on assets; return on equity; return on investment; revenues; stock price; or total shareholder return. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or shares outstanding, investments or to assets or net assets. For Awards under this Section 3 intended to be “performance-based compensation,” the grant of the Awards and the establishment of the Performance Measures shall be made during the period required under Code section 162(m).

SECTION 4
OPERATION AND ADMINISTRATION

4.1.           EFFECTIVE DATE. The Plan shall be effective as of August 11, 2010 (the “Effective Date”). The Plan shall be ten (10) years in duration. No Awards may be granted under the Plan on or after the ten-year anniversary of the date on which the Plan was adopted.

4.2           The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:

(a)           The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares (to the extent permitted by law), including shares purchased in the open market or in private transactions.

(b)           Subject to the following provisions of this subsection 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 1,200,000 shares of Stock.

(c)           To the extent provided by the Committee, any Award may be settled in cash rather than Stock. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(d)           If the exercise price of any stock option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery, attestation or withholding by the Company), only the number of whole shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(e)           Subject to paragraph 4.2(f), the maximum number of each type of Award offered under the Plan (i.e., Options, SARs, Restricted Stock Award, Performance Share Award, Restricted Stock Units, and Performance Units) that may be covered by Awards granted to any one individual shall be 180,000 shares during any five calendar-year period.

(f)           If any change in corporate capitalization, such as a stock split, reverse stock split, or stock dividend; or any corporate transaction such as a reorganization, reclassification, merger or consolidation or separation, including a spin-off, of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company’s corporate structure, or any distribution to shareholders (other than a cash dividend that is not an extraordinary cash dividend) results in the outstanding shares of Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares or other securities of the Company, or for shares of stock or other securities of any other corporation (or new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding shares of Stock), or a material change in the market value of the outstanding shares of Stock as a result of the change, transaction or distribution, then equitable adjustments shall be made by the Committee, as it determines are necessary and appropriate, in:

(i)           the number and type of Shares (or other property) with respect to which Awards may be granted;

(ii)          the number and type of Shares (or other property) subject to outstanding Awards;

(iii)         the grant or Exercise Price with respect to outstanding Awards; and

(iv)         the terms, conditions or restrictions of outstanding Awards and/or Award agreements;

provided, however, that all such adjustments made in respect of each ISO shall be accomplished so that such Option shall continue to be an incentive stock option within the meaning of Section 422 of the Code. However, in no event shall this paragraph (f) be construed to permit a modification (including a replacement) of an Option or SAR if such modification either: (i) would result in accelerated recognition of income or imposition of additional tax under Code section 409A; or (ii) would cause the Option or SAR subject to the modification (or cause a replacement Option or SAR) to be subject to Code section 409A, provided that the restriction of this clause (ii) shall not apply to any Option or SAR that, at the time it is granted or otherwise, is designated as being deferred compensation subject to Code section 409A.

4.3.           GENERAL RESTRICTIONS.    Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)           Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

(b)           To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

4.4.           TAX RESTRICTIONS.

(a)           All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan.

(b)           Subsections 4.5, 4.6 and 4.7 shall be subject to the following:

(i)           Subsection 4.5 shall not be construed to permit the grant of a replacement Option or SAR if such action would cause the Option or SAR being granted or the option or stock appreciation right being replaced to be subject to Code section 409A, provided that this paragraph (i) shall not apply to any Option or SAR (or option or stock appreciation right granted under another plan) being replaced that, at the time it is granted or otherwise, is designated as being deferred compensation subject to Code section 409A.

(ii)          Except with respect to an Option or SAR that, at the time it is granted or otherwise, is designated as being deferred compensation subject to Code section 409A, no Option or SAR shall condition the receipt of dividends with respect to an Option or SAR on the exercise of such Award, or otherwise provide for payment of such dividends in a manner that would cause the payment to be treated as an offset to or reduction of the exercise price of the Option or SAR pursuant Treas. Reg. §1.409A-1(b)(5)(i)(E).

(iii)         Neither subsection 4.5, 4.6 nor 4.7 shall be construed to permit a modification of an Award, or to permit the payment of a dividend or dividend equivalent, if such actions would result in accelerated recognition of taxable income or imposition of additional tax under Code section 409A.

(iv)         Except for Options and SARs designated at the time of grant or otherwise as intended to be subject to Code section 409A, subsections 4.5, 4.6, and 4.7 shall not be construed to permit the deferred settlement of Options or SARs, if such settlement would result in deferral of compensation under Treas. Reg. §1.409A-1(b)(5)(i)(A)(3).

(c)           To the extent there is a conflict between the provisions of the Plan relating to compliance with Code section 409A and the provisions of any Award agreement issued under the Plan, the provisions of the Plan control. Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to an Award that is subject to Code section 409A to the extent such discretionary authority would conflict with Code section 409A. In addition, to the extent required to avoid a violation of the applicable rules under Code section 409A by reason of Code section 409A(a)(2)(B)(i), any payment under an Award shall be delayed until the earliest date of payment that will result in compliance with the rules of Code section 409A(a)(2)(B)(i) (regarding the required six-month delay for distributions to specified employees that are related to a separation from service). In the event that any Award shall be deemed not to comply with Code section 409A, then neither the Company, the Board of Directors, the Committee nor its or their designees or agents, nor any of their affiliates, assigns or successors (each a “protected party”) shall be liable to any Award recipient or other person for actions, inactions, decisions, indecisions or any other role in relation to the Plan by a protected party if made or undertaken in good faith or in reliance on the advice of counsel (who may be counsel for the Company), or made or undertaken by someone other than a protected party.

4.5.           GRANT AND USE OF AWARDS.    Subject to subsection 4.4: In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations. Notwithstanding the provisions of subsection 2.2, Options and SARs granted under the Plan in replacement for awards under plans and arrangements of the Company, Subsidiaries, or other companies that are assumed in business combinations may provide for exercise prices that are less than the Fair Market Value of the Stock at the time of the replacement grants, if the Committee determines that such exercise price is appropriate to preserve the economic benefit of the award and that it will not impair the exemption of the Options or SARS from Code section 409A (unless the Committee clearly and expressly foregoes such exemption at the time the Options or SARs are granted).

4.6.           DIVIDENDS AND DIVIDEND EQUIVALENTS.    Subject to subsection 4.4 and 3.2(a): An Award may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and shall be settled in cash.  Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

4.7.           SETTLEMENT AND PAYMENTS.    Subject to subsection 4.4: Awards may be settled through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Stock equivalents. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

4.8.           TRANSFERABILITY.    Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

4.9.           FORM AND TIME OF ELECTIONS.    Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

4.10.         AGREEMENT WITH COMPANY.    An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Participant signature is required.

4.11.         ACTION BY COMPANY OR SUBSIDIARY.    Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more non-employee members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company, or by any employee of the Company or any Subsidiary who is delegated by the board of directors authority to take such action.

4.12.         GENDER AND NUMBER.    Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

4.13.         LIMITATION OF IMPLIED RIGHTS.

(a)           Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)           The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee or other individual the right to be retained in the employ of the Company or any Subsidiary or the right to continue to provide services to the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

4.14.        EVIDENCE.    Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

4.15         CLAWBACK.  If, in the opinion of the independent directors of the Board (the “independent directors”) the Company’s financial results are restated due to intentional misconduct by one or more Specified Executive Officers of the Company (as defined below), then the independent directors shall use their best efforts to remedy the misconduct and prevent its recurrence. In determining what remedies to pursue against any individual Specified Executive Officer the independent directors shall consider all relevant facts and circumstances.

(a)           To the extent practicable under applicable law, the independent directors may require one or more of the following remedies:

(i)             Reimbursement of the gross amount of any bonus or incentive compensation paid to such Specified Executive Officer that were subsequently reduced due to the restatement (the “original financial results”);

(ii)            Cancellation of outstanding any Awards granted under this Plan to such Specified Executive Officer; and/or

(iii)           Reimbursement of any gains realized in the exercise of Options, vesting of or open market sales of vested, Restricted Stock Awards or Performance Share Awards, payment of any Restricted Stock Units, Performance Share Units or SARs granted to such Specified Executive Officer, regardless of when issued.

If, and to the extent that (i) the amount of the bonus or incentive compensation was calculated based on achievement of the original financial results; (ii) the Specified Executive Officer engaged in intentional misconduct that caused or partially caused the need for the restatement; and (iii) the amount of the bonus or incentive compensation, as calculated under the restated financial results, is less than the amount actually paid or awarded under the original financial results.

(b)           In addition the independent directors may take other disciplinary action, including, without limitation, (i) adjustment of future compensation of the Specified Executive Officer; (ii) termination of the Specified Executive Officer’s employment; (iii) pursuit of any and all remedies available in law and/or equity; and (iv) pursuit of such other action as may fit the circumstances of the particular case. The independent directors may take into account penalties or punishments imposed by third parties, such as law enforcement agencies, regulators or other authorities. The independent directors’ power to determine the appropriate punishment for the wrongdoer(s) is in addition to, and not in replacement of, remedies imposed by such entities.

(c)           The term “Specified Executive Officer” means the Company’s Chief Executive Officer, Chief Financial Officer and the other executive officers who are eligible to participate in this Plan.

(d)           This Section 4.15 shall apply in addition to any right of recoupment against the Chief Executive Officer and the Chief Financial Officer under Section 304 of the Sarbanes-Oxley Act of 2002.

SECTION 5
CHANGE IN CONTROL

Subject to the provisions of paragraph 4.2(f) (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, the Committee may provide under the terms of any Award that upon the occurrence of a Change in Control:

(a)           All outstanding Options (regardless of whether in tandem with SARs) shall become fully exercisable.

(b)           All outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable.

(c)           All Stock Units, Restricted Stock, Restricted Stock Units, and Performance Shares (including any Award payable in Stock which is granted in conjunction with a Company deferral program) shall become fully vested.

Notwithstanding anything in this Plan or any Award agreement to the contrary, to the extent any provision of this Plan or an Award agreement would cause a payment of deferred compensation that is subject to Code section 409A to be made upon the occurrence of a Change in Control, then such payment shall not be made unless such Change in Control also constitutes a “change in ownership”, “change in effective control” or “change in ownership of a substantial portion of the Company’s assets” within the meaning of Code section 409A.  Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Change in Control.

Except with the consent of the affected Participant, no reductions shall be made to any Award hereunder in order to avoid “excess parachute payments” under Code section 280G.

SECTION 6
COMMITTEE

6.1.           ADMINISTRATION.    The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 6. The Committee shall be selected by the Board, and shall consist solely of two or more non-employee members of the Board. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee. As of the date this Plan is adopted, the Committee shall mean the Compensation Committee of the Board of Directors.

6.2.           POWERS OF COMMITTEE.    The Committee’s administration of the Plan shall be subject to the following:

(a)           Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Individuals those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 7) to cancel or suspend Awards.

(b)           To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(c)           The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(d)           Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)           In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and by-laws of the Company, and applicable state corporate law.

6.3.           DELEGATION BY COMMITTEE.    Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Until action to the contrary is taken by the Board or the Committee, the Committee’s authority with respect to Awards and other matters concerning Participants below the Partners Council or Executive Officer level is delegated to the Chief Executive Officer or the Chief People Officer of the Company.

6.4.           INFORMATION TO BE FURNISHED TO COMMITTEE.    The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee’s or Participant’s employment (or other provision of services), termination of employment (or cessation of the provision of services), leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

6.5           MISCONDUCT.    If the Committee determines that a present or former employee has (i) used for profit or disclosed to unauthorized persons, confidential or trade secrets of Company; (ii) breached any contract with or violated any fiduciary obligation to Company; or (iii) engaged in any conduct which the Committee determines is injurious to the Company, the Committee may cause that employee to forfeit his or her outstanding awards under the Plan, provided, however, that during the pendency of a Potential Change in Control and as of and following the occurrence a Change in Control, no outstanding awards under the Plan shall be subject to forfeiture pursuant to this Section 6.5.

A “Potential Change in Control” shall exist during any period in which the circumstances described in items (i), (ii), (iii) or (iv), below, exist (provided, however, that a Potential Change in Control shall cease to exist not later than the occurrence of a Change in Control):

(i)           The Company or any successor or assign thereof enters into an agreement, the consummation of which would result in the occurrence of a Change in Control; provided that a Potential Change in Control described in this item (i) shall cease to exist upon the expiration or other termination of all such agreements.

(ii)          Any Person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control; provided that a Potential Change in Control described in this item (ii) shall cease to exist upon the withdrawal of such intention, or upon a reasonable determination by the Board that there is no reasonable chance that such actions would be consummated.

(iii)         Any Person, other than by descent, distribution or will, becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or any of its affiliates). However, a Potential Change in Control shall not be deemed to exist by reason of ownership of securities of the Company by any person, to the extent that such securities of the Company are acquired pursuant to a reorganization, recapitalization, spin-off or other similar transactions (including a series of prearranged related transactions) to the extent that immediately after such transaction or transactions, such securities are directly or indirectly owned in substantially the same proportions as the proportions of ownership of the Company’s securities immediately prior to the transaction or transactions.

(iv)        The Board adopts a resolution to the effect that, for purposes of this Plan, a potential change in control exists; provided that a Potential Change in Control described in this item (iv) shall cease to exist upon a reasonable determination by the Board that the reasons that give rise to the resolution providing for the existence of a Potential Change in Control have expired or no longer exist.

SECTION 7
AMENDMENT AND TERMINATION

The Board may, at any time, amend or terminate the Plan, provided that (i) no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; (ii) no amendments may increase the limitations on the number of shares set forth in subsections 4.2(b) and 4.2(e) or decrease the minimum Option or SAR Exercise Price set forth in subsection 2.2 unless any such amendment is approved by the Company’s shareholders; (iii) the provisions of subsection 2.6 (relating to Option repricing) may not be amended, unless any such amendment is approved by the Company’s shareholders; (iv) no amendment may expand the definition of Eligible Individual in subsection 8(e), unless any such amendment is approved by the Company’s shareholders; (v) no amendment may decrease the minimum restriction or performance period set forth in subsection 3.2(b), unless any such amendment is approved by the Company’s shareholders; (vi) adjustments pursuant to subsection 4.2(f) shall not be subject to the foregoing limitations of this Section 7; and (vii) no amendment or termination shall be adopted or effective if it would result in accelerated recognition of income or imposition of additional tax under Code section 409A or, except as otherwise provided in the amendment, would cause amounts that were not otherwise subject to Code section 409A to become subject to section 409A.

SECTION 8
DEFINED TERMS

In addition to the other definitions contained herein, the following definitions shall apply:

(a)           AWARD.    The term “Award” shall mean any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Unit Awards, and Performance Share Awards.

(b)           BOARD.    The term “Board” shall mean the Board of Directors of the Company.

(c)           CHANGE IN CONTROL.    Except as otherwise provided by the Committee, a “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i)           any Person, other than by descent, distribution or will, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 20% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (I) of paragraph (iii) below; or

(ii)          the following individuals cease for any reason to constitute a majority of the number of directors then serving; individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company), whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)         there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation, other than (I) a merger or consolidation immediately following which those individuals who immediately prior to the consummation of such merger or consolidation, constituted the Board, constitute a majority of the board of directors of the Company or the surviving or resulting entity or any parent thereof, or (II) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 20% or more of the combined voting power of the Company’s then outstanding securities.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

“Affiliate” shall have the meaning set forth in Rule 12b-2 under Section 12 of the Exchange Act.

“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act, except that a Person shall not be deemed to be the Beneficial Owner of any securities which are properly filed on a Form 13-G.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) Company or any of its Affiliates; (ii) a trustee or other fiduciary holding securities under an employee benefit plan of Company or any of its subsidiaries; (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or (iv) a corporation owned, directly or indirectly, by the stockholders of Company in substantially the same proportions as their ownership of stock of Company.

(d)           CODE.    The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(e)           ELIGIBLE INDIVIDUAL.    For purposes of the Plan, the term “Eligible Individual” shall mean any employee of the Company or a Subsidiary, and any director of the Company. An Award may be granted to an employee, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or the Subsidiaries, provided that such Awards shall not become vested prior to the date the employee first performs such services.

(f)           FAIR MARKET VALUE.    For purposes of determining the “Fair Market Value” of a share of Stock as of any date, Fair Market Value shall mean the following:

(i)           the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(ii)          if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(iii)         if (i) and (ii) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder.  For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

(g)           SUBSIDIARIES.    The term “Subsidiary” means any corporation, partnership, joint venture or other entity during any period in which at least a fifty percent voting or profits interest is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture designated by the Committee in which the Company (or any entity that is a successor to the Company) has a significant interest, as determined in the discretion of the Committee; provided, however, that except for options and SARs designated as intended to be subject to section 409A, options and SARs shall not be granted to employees or directors of Subsidiaries unless the ownership of the Subsidiary satisfies Treas. Reg. §1.409A-1(b)(5)(iii).

(h)           STOCK.    The term “Stock” shall mean shares of common stock of the Company.

REVOCABLE PROXY

ENERGY SERVICES OF AMERICA CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
August 11, 2010

The undersigned hereby appoints the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Energy Services of America Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia 25701 on August 11, 2010 at 1:00 p.m., local time.  The proxy holders are authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	VOTE WITHHELD

1.	The election as directors of all nominees listed below each to serve for a one-year term.	☐	☐

Marshall T. Reynolds, Jack M. Reynolds, Douglas V. Reynolds, Edsel R. Burns, Neal W. Scaggs, Joseph L. Williams, Richard M. Adams, Jr., Keith Molihan, Eric Dosch and James Shafer

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

		FOR	AGAINST	ABSTAIN

2.	The ratification of our independent registered public accounting firm.	☐	☐	☐

3.	The approval of the Energy Services of America Corporation Long-Term Incentive Plan.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE.  IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a Proxy Statement dated July 02, 2010 and the Company’s 2009 Annual Report on Form 10-K, including audited financial statements.

Dated:		☐ Check Box if You Plan
to Attend Annual Meeting

	PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

	SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this proxy card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy card and return it promptly in the enclosed postage-prepaid envelope.